SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           EUROPA CRUISES CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

            Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, schedule or registration statement no.:

         (3) Filing party:

         (4) Date filed:

                           EUROPA CRUISES CORPORATION
                                150 153rd Avenue
                                   Suite 200
                            Madeira Beach, FL 33708
                                ----------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 10, 1998
                                ----------------

TO THE SHAREHOLDERS OF
EUROPA CRUISES CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Europa Cruises Corporation (the "Company") will be held on July 10, 1998 at The Grand Casino Biloxi Hotel - Bayview Tower, 280 Beach Boulevard, Biloxi, Mississippi 39530 at 9:30 a.m., local time, for the following purposes:

         (1) To elect four directors to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

         (2) To transact such other business as may properly come before the meeting and any adjournments thereof.

         The Board of Directors has fixed the close of business on June 5, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

         Your shares should be represented at this meeting, whether or not you are able to attend personally. Therefore, we ask you to complete, date, sign and mail the enclosed proxy card promptly.

         The Annual Report to Shareholders of Europa Cruises Corporation for the year ended December 31, 1997 is enclosed.

                                       By Order of the Board of Directors


                                       /s/ Deborah A. Vitale
                                       _____________________________________
                                       Deborah A. Vitale

                                       Chairman of the Board,
                                       President and Chief Executive Officer

June 12, 1998

                           EUROPA CRUISES CORPORATION
                                ----------------
                                PROXY STATEMENT
                                ----------------

         The enclosed proxy is solicited by the Board of Directors (the "Board") of Europa Cruises Corporation (the "Company") for use at the Annual Meeting of Shareholders, and any adjournments thereof, to be held on July 10, 1998 at The Grand Casino Biloxi Hotel - Bayview Tower, 280 Beach Boulevard, Biloxi, Mississippi 39530 at 9:30 a.m., local time, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders (the "Meeting").

         All costs of this solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, and personal interviews. Brokers, custodians, and fiduciaries will be required to forward proxy soliciting material to the owners of stock held in their names. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy material.

         Shareholders executing proxies may revoke them at any time prior to use by written notice to the Secretary of the Company, by subsequently executing another proxy, or by attending the Meeting and voting in person. A proxy when executed and not revoked will be voted and, if it contains any specifications, it will be voted in accordance therewith. If no choice is specified, shares covered by the proxy will be voted in favor of the Board's nominees for election of directors and in the discretion of the proxy holder upon such other matters as may properly come before such meeting or any adjournments thereof.

         This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about June 12, 1998. A copy of the Annual Report for 1997 is enclosed herewith.

The address of the Company's executive offices is 150 153rd Avenue, Suite 200, Madeira Beach, Florida 33708.

            SHAREHOLDERS ENTITLED TO VOTE AND PRINCIPAL SHAREHOLDERS

         At the close of business on June 5, 1998, the record date for determining the shareholders entitled to vote at the annual meeting, there were issued and outstanding and entitled to vote a total of 27,345,349 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), 926,000 shares of the Company's Series "S" Preferred Stock (the "S Preferred Stock") and 900,000 shares of the Company's Series "S-NR" Preferred Stock (the "NR Preferred Stock"). The S Preferred Stock and the NR Preferred Stock are collectively referred to herein as the "Preferred Stock." The Common Stock and Preferred Stock vote as a single class, and each share is entitled to one vote per share. The shares of stock represented at the Meeting, either in person or by proxy, and entitled to vote thereat, shall constitute a quorum for the purpose of the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the judge of elections appointed for the Meeting.

Based upon filings with the Securities and Exchange Commission pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, the only persons who owned of record or were known by the Company to own beneficially on June 5, 1998, more than 5% of any class of the outstanding voting shares of the Company were as follows:

                                                     NUMBER OF                        PERCENT OF       PERCENT
NAME AND ADDRESS                                    SHARES OWNED                       CLASS(1)        VOTING
----------------                                    ------------                      ----------       -------
Serco International Limited (2)                    1,440,334    Common                   5.27%         10.83%
 P.O. Box 15, A-9010                                 900,000    S-NR Preferred         100.00%
 Klagenfurt, Austria                                 926,000    S Preferred            100.00%

Austroinvest International Limited(2)              1,440,334    Common                   5.27%         10.83%
 P.O. Box 15, A-9010                                 900,000    S-NR Preferred         100.00%
 Klagenfurt, Austria                                 926,000    S Preferred            100.00%

Gaming Invest Corporation (2)                      1,440,334    Common                   5.27%         10.83%
 P.O. Box 15, A-9010                                 900,000    S-NR Preferred         100.00%
 Klagenfurt, Austria                                 926,000    S Preferred            100.00%

Europa Cruises Corporation(3)                      4,250,000    Common                  15.54%         14.09%
 Employee Stock Ownership Plan
 Trust Agreement
 150 153rd Avenue East
 Madeira Beach, Florida 33708

Deborah A. Vitale, Esquire (3)(4)(5)               6,003,500    Common                  21.95%         19.91%
 1013 Princess Street
 Alexandria, VA 22314

John R. Duber (3) (4)(6)                           4,487,560    Common                  16.41%         14.88%
 20018 Westover Avenue
 Rocky River, Ohio 44116

Ernst G. Walter(2)                                 1,440,334    Common                   5.27%         10.83%
 14700 Gulf Blvd., Apt.401                           900,000    S-NR Preferred         100.00%
 Madeira Beach, Florida 33708                        926,000    S Preferred            100.00%

--------------------

(1) Common Stock and Preferred Stock amounts have been combined for the purpose of calculating percentages.

(2) Serco International Limited, Austro Invest International Limited and Gaming Invest Corporation are affiliated entities. The Company understands that Dr. Ernst Walter is the sole director of each company. The total beneficial ownership of securities of the Company by the three corporations and Dr. Walter includes: 900,000 shares of Series S-NR Preferred Stock and 1,040,334 shares of Common Stock owned by Serco International Limited; 926,000 shares of S Preferred Stock owned by Austroinvest International Limited; 200,000 shares of Common Stock owned by Gaming Invest Corporation; and 200,000 shares of Common Stock underlying options Dr. Walter has the current right to exercise.

(3) The Europa Cruises Corporation Employee Stock Ownership Plan, Trust Agreement ("ESOP") was established on August 18, 1994. The Trustees of the ESOP are Deborah A. Vitale, President, CEO, and Chairman of the Board and John R. Duber, Vice-President and a Director. As of December 31, 1997, 750,000 ESOP shares had been released and 500,000 ESOP shares had been allocated to participants in the ESOP. The participants in the ESOP are entitled to direct the Trustees as to the manner in which the Company's allocated shares are voted Unallocated shares are voted by the Trustees. The Trustees are required to vote the ESOP shares in the best interests of ESOP beneficiaries.

(4) Includes 4,250,000 unallocated shares of Common Stock which will be voted by Ms. Vitale and Mr. Duber as Trustees of the ESOP.

(5)      Includes options to purchase 1,750,000 shares of Common Stock.

(6)      Includes options to purchase 100,000 shares of Common Stock.

         The following table sets forth as of June 5, 1998, the beneficial ownership of the outstanding voting shares of the Company by directors, nominees, certain executive officers and all directors and executive officers as a group.

                                        NUMBER OF SHARES OF     PERCENT          PERCENT
NAME AND ADDRESS                        COMMON STOCK OWNED      OF COMMON STOCK  OF VOTING STOCK (1)
----------------                        ------------------      ---------------  ------------------
Deborah A. Vitale                       6,003,500 (3) (4)            21.95%             19.91%
Chairman, President, CEO,
Secretary and Treasurer;
Chairman, President,
Secretary and Treasurer of
Casino World, Inc. and
Mississippi Gaming Corp.
1013 Princess Street
Alexandria, Va 22314 (2)

John R. Duber                           4,487,560 (3) (5)            16.41%             14.88%
Director, Vice-President
and Assistant Secretary
20018 Westover Avenue
Rocky River, Oh 44116

Gregory Harrison                          270,000 (6)                  .99%               .9%
Director
16209 Kimberly Grove
Gaithersburg, Md 20878

Paul DeMattia                             139,000 (6)                  .51%               .46%
Director
6366 Eastland Rd.
Brookpark, Ohio 44142

All Directors and Officers              6,650,060                    24.32%             22.05%
as a Group (4 persons):

-------------------

(1) Common Stock and Preferred Stock amounts have been combined for the purpose of calculating percentages of Voting Stock. None of the persons listed owns any Preferred Stock.

(2) Casino World, Inc. and Mississippi Gaming Corporation are wholly owned subsidiaries of the Company.

(3) Includes 4,250,000 unallocated shares of Common Stock which will be voted by Ms. Vitale and Mr. Duber as Trustees of the ESOP.

(4)     Includes options to purchase 1,750,000 shares of Common Stock.

(5)     Includes options to purchase 100,000 shares of Common Stock.

(6)     Includes options to purchase 50,000 shares of Common Stock.



                             ELECTION OF DIRECTORS

        The Board has fixed the number of directors at four. The term of each director elected will be until the next Annual Meeting of Shareholders or until his or her successor is duly elected and qualified. Each nominee is, at present, available for election, but if any nominee should become unavailable, the persons voting the accompanying proxy may, at their direction, vote for a substitute. The election of each director requires the vote of holders of a plurality of the outstanding Common Stock and Preferred Stock, counted as a single class, present and voting at the Meeting.

The Board has nominated the following four persons for election at the Meeting. Unless otherwise indicated in this proxy statement, the business address of each nominee is the executive offices of the Company. Certain information concerning the nominees is set forth below.

Name                           Age               Title
----                           ---               -----
Deborah A. Vitale              48                Chairman of the Board, President,
                                                 Chief Executive Officer, Secretary and
                                                 Treasurer

John R. Duber                  42                Director, Vice-President, Assistant Secretary
                                                 and  Director of Investor Relations

Paul J. DeMattia               38                Director

Gregory A. Harrison            53                Director


DEBORAH A. VITALE, was elected Chairman of the Board of Directors in March 1995 and was appointed Secretary of the Company in November 1994. She has been a Director of the Company since December 1992. On February 14, 1997, Ms. Vitale was appointed Chairman of the Board of Directors of Casino World, Inc. and
Chairman of the Board of Directors of Mississippi Gaming Corporation.   On
September 2, 1997, Ms. Vitale was appointed President of Casino World, Inc. and Mississippi Gaming Corporation. On February 20, 1998, Ms. Vitale was appointed President and Chief Executive Officer of Europa Cruises Corporation. Ms. Vitale is a trial attorney, by background, with nineteen years of experience handling complex civil litigation and is licensed to practice law in Maryland, Virginia and Washington D.C. Ms. Vitale was a partner in the firm of Miller & Vitale, P.C. from November 1990 to September 1992. From 1986 to 1990, Ms. Vitale was Of Counsel to the firm of Jacobi & Miller in Alexandria, Virginia. Ms. Vitale has, in the past, served as a staff attorney at the Federal Communications Commission and had served as Listing Official for the Environmental Protection Agency.

JOHN R. DUBER, was named as a Director of the Company on February 18, 1998. Since January, 1998, Mr. Duber has been employed by the Company at its Director of Investor Relations. Mr. Duber was elected Vice-President and Assistant Secretary of the Company in February 1998. Since 1992, Mr. Duber has worked as a consultant in the trucking industry. Mr. Duber received his Bachelor of Science Degree from John Carroll University in 1977.

PAUL J. DEMATTIA, was named as a Director of the Company on February 20, 1998. Mr. DeMattia attended the West Side Institute of Technology from 1979 to 1983. Mr. DeMattia is the founder of DeMattia Cartage, Incorporated, and has served as President of that company, which owns and operates various trucks and trailers for specialized delivery service, since 1983. Mr. DeMattia is the recipient of the W.W. Grainger, Inc. Outstanding Service Award for 1992-1993.

GREGORY A. HARRISON, was named as a Director of the Company on February 20, 1998. Mr. Harrison is a consulting forensic engineer with over twenty-eight years of diversified safety engineering experience with NASA, DOD, NBS, NRC, ARAMCO, and Tenera, L.P. Mr. Harrison has qualified as an expert witness in various courts in eight states. Mr. Harrison received a B.S. degree in Fire Protection Engineering from the University of Maryland in 1966; an M.S. degree in Civil Engineering from the University of Maryland in 1970, an M.S. degree in Engineering Administration from George Washington University in 1979 and a PH.D. in Safety Engineering from Kennedy-Western University in 1994. Mr. Harrison holds a top secret security clearance with the U.S. Department of Energy. Mr. Harrison has served on the Board of Directors of Data Measurement Corporation and First Patriot National Bank and is a current Advisory Board member of United Bank.

        The Board, as then comprised, held seven meetings during the fiscal year ended December 31, 1997, of which each director attended at least 75% during the period for which he or she was a director. The Board did not have a compensation, audit or nominating committee during the fiscal year ended December 31, 1997. The Board formed an audit committee on February 20, 1998, consisting of Paul DeMattia and Gregory Harrison, both of whom are outside Directors and Deborah A. Vitale and John R. Duber, both of whom are Directors and Officers of the Company. The Audit Committee, which convenes at each meeting of the Board, has authority with respect to the financial audit and reporting functions of the Company, including the review of internal accounting procedures and the review and oversight of the Company's independent accountants.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based solely upon its review of Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, all of such forms were filed on a timely basis by reporting persons during 1997.

                             EXECUTIVE COMPENSATION

The following table provides information concerning the compensation of certain executive officers of the Company and its wholly owned subsidiaries, Casino World, Inc. and Mississippi Gaming Corporation. No other person serving as an executive officer on December 31, 1997, received cash compensation in excess of $100,000 during any of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION                              LONG TERM COMPENSATION
                                          -------------------------------------------    ---------------------------------------
                                                                                                AWARDS               PAYOUTS
                                                                                       -------------------         -------------
                                                                               OTHER
                                                                              ANNUAL    RESTRICTED                   ALL OTHER
        NAME AND PRINCIPAL                                                    COMPEN-    STOCK              LTIP      COMPEN-
          OCCUPATION                      YEAR        SALARY        BONUS     SATION     AWARDS   OPTIONS  PAYOUTS    SATION
     -------------------------            ----       -------       ------     ------     ------   -------  -------    ------
Deborah A. Vitale (3) (4)                 1997 (7)   $84,135       $50,000     None       None     None      None     None
President and Chief Executive Officer     1996       None(3)       None        None       None     800,000   None     None
as of February 20, 1998                   1995       None(3)       None        None       None     None      None     None

Lester E. Bullock (1) (2)                 1997       $125,000      $25,000     None       None     None      None     Car Rental(5)
Former President and Chief                1996       $134,000      None        None       None     400,000   None     Car Rental
Executive Officer of the Company          1995       $100,000      $29,000     None       None     None      None     None

Debra L. Gladstone                        1997       $85,000       $7,500      None       None     None      None     Car Rental(6)
Former Chief Financial Officer            1996       $70,000       None        None       None     50,000    None     None
                                                     and 15,000
                                                     shares of
                                                     common


(1) On July 18, 1994, Mr. Bullock became President and Chief Executive Officer of the Company. On February 20, 1998, Mr. Bullock was removed as President and Chief Executive Officer of the Company. On February 20, 1998, Mr. Bullock resigned as a Director.

(2) Mr. Bullock was granted options to purchase 400,000 shares of Common Stock exercisable at $.75 per share. 250,000 were granted for services rendered as a Director. 150,000 were granted for services on the Board not traditionally provided by a Director.

(3) Ms. Vitale received no cash compensation during 1995 or 1996 as an executive officer of the Company.

(4) Ms. Vitale was granted options to purchase 800,000 shares of Common Stock exercisable at $.75 per share. 250,000 were granted for services rendered as a Director. 550,000 where granted for services on the Board not traditionally provided by a Director

(5) In 1997, Mr. Bullock's monthly vehicle lease payment, including tax, was $783.10.

(6) In 1997, Mrs. Gladstone's monthly vehicle lease payment, including tax, was $503.54.

(7)     Ms. Vitale did not receive any salary or bonus for 1997 until 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

No stock options were granted to the executive officers and directors during the year ended December 31, 1997.

                 AGGREGATE OPTION EXERCISED IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

The following table shows stock options exercised by certain executive officers during the fiscal year ended December 31, 1997. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 1997. None of the following options are "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986.

                                                            NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                          SHARES            VALUE          UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                          ACQUIRED         REALIZED          OPTIONS AT YEAR-END           AT YEAR-END(2)
                         ON EXERCISE          (1)        EXERCISABLE   UNEXERCISABLE       EXERCISABLE    UNEXERCISABLE
                         -----------      ----------     ---------------------------       -----------    -------------
Lester E. Bullock           None             None          550,000          None               $0               -
Piers Hedley                None             None          250,000          None               $0               -
Deborah A. Vitale           None             None        1,000,000          None               $0               -
Debra L. Gladstone          None             None           50,000          None               $0               -
Charles H. Reddien          None             None          300,000          None               $0               -


(1) The "Value Realized" reflects the appreciation on the date of exercise (based on the excess of the fair market value of the shares on the date of exercise over the exercise price). However, because the officer may keep the shares acquired upon the exercise of options or sell them at a different price, this amount does not necessarily reflect cash realized upon the sale of those shares.

(2) "In-the-Money Options" are options outstanding at the end of the last fiscal year for which the fair market value of the Common Stock at the end of the last fiscal year ($.6875 per share) exceeded the exercise price of the options.

                             DIRECTORS COMPENSATION

From January 1, 1995 through August 1997, Directors were paid $1,500 per month for serving as Directors of the Company. Directors are reimbursed for certain approved expenses incurred in connection with Company business and for certain approved expenses incurred in connection with attendance at non-telephonic Board meetings and non-telephonic committee meetings.

In 1996, Lester E. Bullock, a Director, was awarded 400,000 stock options exercisable at $.75 per share, 250,000 of these options were awarded for services rendered as a Director. In 1996, Piers Hedley, a Director, was awarded 250,000 stock options exercisable at $.75 per share for services rendered as a Director. In 1996, Deborah A. Vitale, a Director, was awarded 800,000 options exercisable at $.75 per share, 250,000 of these options were awarded for services rendered as a Director.

On March 3, 1998, the Company entered into an Agreement to Cancel 500,000 Options to Purchase Common Stock held by the Company's former President, Lester Bullock, for $75,000 or $.15 per share. These options were used, in part, to compensate the new Board of Directors and management. On March 24, 1998, Gregory Harrison, a Director was awarded 50,000 options exercisable at $1.00 per share for services rendered as a Director, provided he remained a Director for six months from the date of his appointment (unless removed by vote of the shareholders or a failure to be nominated to the next Board of Directors or unless unable to serve due to death or by reason of physical or mental incapacity.) On March 24, 1998, Paul DeMattia, a Director, was awarded 50,000 options exercisable at $1.00 per share for services rendered as a Director, provided he remained a Director for six months from the date of his appointment (unless removed by vote of the shareholders or a failure to be nominated to the next Board of Directors or unless unable to serve due to death or by reason of physical or mental incapacity.) On March 24, 1998, John R. Duber, a Director, was awarded 100,000 options exercisable at $1.00 per share, 50,000 of which were awarded for services rendered as a Director provided he remained a Director for six months from the date of his appointment (unless removed by vote of the shareholders or a failure to be nominated to the next Board of Directors or unless unable to serve due to death or by reason of physical or mental incapacity) and 50,000 of which were awarded for other services rendered to the Company which were not conditioned on continued service. On April 3, 1998, Deborah A. Vitale, a Director, was awarded 750,000 options exercisable at $1.00 per share for services rendered as Director and President of Europa and its subsidiaries, provided she remained a Director for six months from the date the Board awarded the options (unless removed by vote of the shareholders or a failure to be nominated to the next Board of Directors or unless unable to serve due to death or by reason of physical or mental incapacity.)

                              CERTAIN TRANSACTIONS

On August 18, 1994, the Company established the Europa Cruises Corporation Employee Stock Ownership Plan (the "ESOP"). This ESOP, which is a qualified retirement plan under the provisions of Section 401(a) of the Internal Revenue Code and an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Internal Revenue Code, was established primarily to invest in stock of the Company. All employees as of December 31, 1994, and subsequent new employees having completed 1,000 hours of service are eligible to participate in the ESOP. The Company also established a trust called the Europa Cruises Corporation Employee Stock Ownership Plan, Trust Agreement to serve as the funding vehicle for the ESOP. The Trustees of this trust are Deborah A. Vitale and John R. Duber. As of June 5, 1998, 750,000 shares of Common Stock have been allocated to participants in the ESOP. Unallocated shares are voted by the Trustees. The Trustees are required to vote the ESOP shares in the best interests of the ESOP beneficiaries.

On August 21, 1994, the Company loaned $4,275,000 to the ESOP in exchange for a ten-year promissory note bearing interest at eight percent per annum. On August 24, 1994, the ESOP purchased 2,880,000 shares of the Company's Common Stock with the proceeds of the loan. On August 25, 1994 the Company loaned an additional $3,180,000 to the ESOP in exchange for a ten year promissory note bearing interest at eight percent per annum. On August 26, 1994, the ESOP purchased an additional 2,120,000 shares of the Company's Common Stock with the proceeds of the loan. The shares of Common stock were pledged to the Company as security for the loans. The promissory notes will be repaid with the proceeds of annual contributions made by the Company to the ESOP. In April of 1995, the Company agreed to extend the maturity of the loans to twenty years. Through December 31, 1997, the Company paid $6,925,000 to the ESOP which was used to repay principal and interest on the promissory notes.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        The Board of Directors has selected BDO Seidman, LLP, as the Company's auditors for the current fiscal year ending December 31, 1997. BDO Seidman, LLP, has served as independent auditors for the Company since 1990, and representatives of that firm are expected to be present at the Meeting and shall have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                                 OTHER MATTERS

        The management is not aware of any matters not referred to in the attached Notice of Meeting which will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

        Proposals which shareholders intend to present at the 1999 Annual Meeting of Shareholders must be received by Europa Cruises Corporation no later than March 12, 1999, to be eligible for inclusion in the proxy material for the meeting.

                                       By Order of the Board of Directors

                                       /s/ Deborah A. Vitale
                                       ___________________________________
                                       Deborah A. Vitale

                                       Chairman of the Board
                                       President and Chief Executive Officer

                           EUROPA CRUISES CORPORATION

    This Proxy is solicited on behalf of the Board of Directors The undersigned, revoking any prior proxies or consents, hereby appoints as his or her proxies with full power of substitution and revocation Deborah A. Vitale and John R. Duber, or either of them, to vote all shares of Common Stock or S Preferred Stock or S-NR Preferred Stock of the undersigned in Europa Cruises Corporation with all of the powers that the undersigned would have if personally present, at the Annual Meeting of Shareholders of Europa Cruises Corporation, to be held on Friday, July 10, 1998 at The Grand Casino Biloxi Hotel -- Bayview Tower, 280 Beach Boulevard, Biloxi, Mississippi 39530 at 9:30 a.m. local time and at any and all adjournments thereof and to take the actions specified in item 2 below.

    The Board of Directors recommends a vote FOR the nominees listed below.

     1. TO ELECT FOUR DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS.

        [ ] FOR ALL NOMINEES LISTED BELOW    [ ] WITHHOLD AUTHORITY TO
                                                 VOTE FOR ALL NOMINEES LISTED BELOW

                     DEBORAH A. VITALE            PAUL J. DEMATTIA
                     JOHN R. DUBER                GREGORY A. HARRISON

    INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) write such nominee's name in the space below
  ____________________________________________________________________________

       2. To transact such other business as may properly come before the meeting and any adjournments thereof.

             (Continued and to be signed and dated on reverse side)

                         (Continued from previous side)

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted in favor of each of the nominees in Proposal 1 set forth above.

    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       DATED:                      , 1998
                                              _____________________


                                       _________________________________
                                       Signature


                                       _________________________________
                                       Signature, If Held Jointly



 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.